United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3

1. Investment Company Act File Number: 811-23362

Date of Notification: February 18, 2022

2. Exact name of investment company as specified in registration statement:

Thrivent Church Loan and Income Fund

3. Address of principal executive office:

901 Marquette Avenue, Suite 2500

Minneapolis, Minnesota 55402-3211

A.	☒ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	☐ The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	☐ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:
Name: John D. Jackson
Title: Secretary and Chief Legal Officer

[Customer Name	RE: [BEN_CTRC_NBR]
Customer Street Address	[BEN_CTRC_NBR]
Customer City, State Zip]	[BEN_CTRC_NBR]

THRIVENT CHURCH LOAN AND INCOME FUND

SHAREHOLDER REPURCHASE OFFER NOTICE

February 18, 2022

Dear Shareholder,

This notice is to inform you of the upcoming repurchase offer by Thrivent Church Loan and Income Fund (the “Fund”). To provide shareholders with periodic liquidity, the Fund has a quarterly share repurchase program to repurchase a portion of its outstanding shares at Net Asset Value (“NAV”) on a specified repurchase date, as discussed in the enclosed Repurchase Offer Terms. If you are not interested in tendering your shares for repurchase at this time, you may disregard this letter and take no action.

If you are interested in tendering your shares for repurchase, please complete the Repurchase Offer Request form enclosed.

All Repurchase Offer Requests must be submitted to and received by the Fund by the repurchase offer deadline noted in the enclosed Repurchase Offer Terms. Please allow an appropriate amount of time for your request to reach the Fund.

There can be no assurance that the Fund will be able to repurchase all the shares that you tender even if you tender all the shares that you own. If you need assistance, please call the Thrivent Funds Interaction Center at 800-847-4836. Our office hours are Monday through Friday, 8 a.m. to 6 p.m. Central time.

Sincerely,

David S. Royal

President, Thrivent Church Loan and Income Fund

Overview of February 18, 2022 Repurchase Offer

Below is a summary of the repurchase offer for the Thrivent Church Loan and Income Fund. This is only a summary and investors should contact their Authorized Intermediary (defined below) and review the enclosed “Repurchase Offer Terms” for more information.

Please note that the Fund’s quarterly repurchase offer will begin on February 18, 2022 and ends on the Repurchase Request Deadline (as defined in the enclosed Repurchase Offer Terms) at 4:00 p.m. Eastern time on March 15, 2022. There can be no assurance that the Fund will be able to repurchase all the Shares that you tender even if you tender all the Shares that you own.

If you wish to tender your shares for cash in conjunction with this repurchase offer, you can do so by (i) contacting your Thrivent financial professional or other intermediary (each, an “Authorized Intermediary”); or, if applicable, (ii) completing the enclosed Repurchase Request Form and ensuring that it is received in proper form by Thrivent Financial Investor Services Inc., the Fund’s transfer agent (the “Transfer Agent”), prior to the Repurchase Request Deadline (as noted above). You will need to ask your Authorized Intermediary or nominee to submit the repurchase request for you and provide all the information that Authorized Intermediary or nominee requires. Certain Authorized Intermediaries may set times prior to the Repurchase Request Deadline by which they must receive all documentation relating to repurchase requests and may require additional information.

If you decide to tender shares for repurchase, please note that a repurchase of shares by the Fund generally will be a taxable transaction for U.S. federal income tax purposes; consult your tax adviser for more information.

The Repurchase Request Deadline will be strictly observed. If (a) your Authorized Intermediary fails to submit your request to the Fund or (b) you fail to contact your Authorized Intermediary or (if applicable) submit your repurchase request in proper form to the Transfer Agent, in each case prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

Please refer to the Fund’s Prospectus and the enclosed Repurchase Offer Terms and Repurchase Request Form for additional information. If you have any questions, please contact your Thrivent financial professional or other intermediary. Alternatively, please call the Interaction Center at 800-847-4836. The enclosed documents apply to the current repurchase offer period, and new documents will be mailed in connection with subsequent quarterly repurchase offers.

REPURCHASE OFFER TERMS

1. The Offer. Thrivent Church Loan and Income Fund (the “Fund”) is offering to repurchase for cash up to 20 percent (20%) of the aggregate of its issued and outstanding shares (“Shares”) on the Repurchase Request Deadline (described below) at a price equal to the net asset value (“NAV” or “Net Asset Value”) determined as of the close of the New York Stock Exchange (the “Exchange”) on the Repurchase Pricing Date (described below), upon the terms and conditions set forth in (i) these Repurchase Offer Terms, (ii) the Thrivent Church Loan and Income Fund Shareholder Repurchase Offer Notice (the “Repurchase Offer Notice”), (iii) the Fund’s Prospectus, and (iv) the related Repurchase Request Form (collectively, those documents constitute the “Offer”). The Offer is not conditioned upon the tender for repurchase of any minimum number of Shares. The purpose of the Offer is to provide periodic liquidity to shareholders because the Fund is unaware of any secondary market which exists for the Shares. The Fund currently does not charge a processing fee for handling repurchase requests. However, if your Shares are held for you by your Thrivent financial professional or other intermediary (each, an “Authorized Intermediary”), or otherwise by a nominee, such Authorized Intermediary may charge a transaction fee for submitting a repurchase request for you.

2. Net Asset Value. You must determine whether to tender Shares prior to the Repurchase Request Deadline, but the Net Asset Value at which the Fund will repurchase Shares will not be calculated until the Repurchase Pricing Date. The Net Asset Value may fluctuate between the date you submit your repurchase request and the Repurchase Request Deadline and to the extent of the delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The Net Asset Value on the Repurchase Request Deadline or the Repurchase Pricing Date could be higher or lower than on the date you submit a repurchase request. Shares of the Fund earn dividends declared to shareholders of record through the date prior to the Repurchase Pricing Date. For informational purposes, on February 14, 2022 the net asset value per share of the Fund was $10.08. Please call the Interaction Center at 800-847-4836 for current NAV information.

3. Repurchase Request Offer Period and Repurchase Request Deadline. This quarter’s Offer begins on February 18, 2022. All tenders of Shares for repurchase must be received in proper form by your Authorized Intermediary or Thrivent Financial Investor Services Inc., the Fund’s transfer agent (the “Transfer Agent”), between February 18, 2022 and 4:00 p.m. Eastern Time on March 15, 2022 (the “Repurchase Request Deadline”). The Repurchase Request Deadline will be strictly observed.

The Fund will not accept any alternative, conditional or contingent tenders for repurchase. All tendering shareholders, by execution of the Repurchase Request Form, waive any right to receive any notice of the acceptance of their tender.

4. Repurchase Pricing Date. The date on which the Fund’s Net Asset Value applicable to the Offer is determined (the “Repurchase Pricing Date”) will be March 16, 2022. The price for repurchases must be determined based on the Fund’s Net Asset Value no later than 14 calendar days after the Repurchase Request Deadline. However, the Fund intends to determine the Net Asset Value on the next business day after the Repurchase Request Deadline, if doing so is not likely to result in significant dilution of the prices of the shares, or as soon as such determination can be made after that date. Because the Repurchase Pricing Date is expected to be the business day after the Repurchase Request Deadline or could be later, there is a risk that the Fund’s Net Asset Value per share (and thus the price that your repurchase will receive) may fluctuate between those dates.

5. Payment for Shares Repurchased. The Fund expects to distribute repurchase proceeds in cash to shareholders no later than seven calendar days after the Repurchase Pricing Date.

6. Repurchase Charge. The Fund does not currently charge a special handling or processing fee for repurchases. Your Authorized Intermediary may charge a transaction fee in connection with submitting a repurchase request.

7. Increase in Number of Shares Repurchased; Pro Rata Repurchase. If the Offer is oversubscribed such that shareholders tender for repurchase more Shares than the Fund is offering to repurchase, the Fund may (but is not obligated to) increase the number of Shares that the Fund is offering to repurchase by up to an additional 2% of the number of Shares outstanding on the Repurchase Request Deadline. If the number of Shares tendered for repurchase exceeds the number of Shares the Fund is offering to repurchase, including, when applicable, the additional up to 2% of Shares described above, the Fund is required to repurchase the Shares tendered on a pro rata basis, rounded down to the nearest .001 of a Share. There can be no assurance that the Fund will be able to repurchase all the Shares that you tender even if you tender all the Shares that you own. In the event of an oversubscribed Offer, you may be unable to liquidate some or all of your investment so tendered. You may have to wait until a subsequent quarterly repurchase offer to tender Shares that the Fund was unable to repurchase, and you would be subject to the risk of Net Asset Value fluctuations during that period. You must submit a new repurchase request for that offer. Any subsequent offer may also be oversubscribed.

8. Withdrawal or Modification of Number of Shares to be Repurchased. Shares submitted pursuant to the Offer may be withdrawn or you may change the number of Shares submitted for repurchase at any time prior to 4:00 p.m. Eastern Time on the Repurchase Request Deadline. If your Shares are held for you by your Authorized Intermediary or otherwise by a nominee, please consult such person if you wish to modify or withdraw a repurchase request. With respect to Shares held directly, shareholders seeking to withdraw their tender of Shares must complete and submit the Withdrawal of Repurchase Offer Request form (MF29982) to the Transfer Agent, at the address noted on the form. Shareholders seeking to modify their tender of Shares must complete and submit both (1) the Withdrawal of Repurchase Offer Request form (MF29982) and (2) a new Repurchase Offer Request form (MF29974) to the Transfer Agent. Shares properly withdrawn shall not thereafter be deemed to be tendered for purposes of the Offer. However, withdrawn Shares may be retendered by following the procedures described herein prior to the Repurchase Request Deadline. For further information regarding modifications or withdrawals of tenders, you may call the Interaction Center at 800-847-4836 or contact your Authorized Intermediary or financial professional.

9. Suspension or Postponement of Repurchase Offer. The Board of Trustees of the Fund may suspend or postpone this Offer only by a majority vote of the Trustees (including a majority of the independent Trustees) and only in the following limited circumstances:

(a)

during any period in which the Exchange or any other market on which the Fund’s portfolio securities are traded is closed, other than customary weekend and holiday closings, or trading in those markets is restricted; or

(b)

during any period in which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund to fairly determine its Net Asset Value; or

(c)	if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”); or

(d)	during other periods as the Securities and Exchange Commission permits the suspension or postponement of offers by the Fund for the protection of its shareholders.

If the Offer is suspended or postponed, the Fund will provide notice of the suspension or postponement to each shareholder of the Fund. If the Fund renews the Offer, the Fund will send a new notification to each shareholder with details concerning the terms and conditions of the renewed Offer.

10. Certain Federal Income Tax Consequences. The following discussion is a general summary of certain federal income tax consequences of the repurchase offer. This summary is based on U.S. federal income tax law as of the date hereof, including the Code, applicable Treasury regulations, Internal Revenue Service (“IRS”) rulings, judicial authority and current administrative rulings and practice, all of which are subject to change, possibly with retroactive effect. There can be no assurance that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below, and the Fund has not obtained, nor does the Fund intend to obtain, a ruling from the IRS or an opinion of counsel with respect to any of the consequences described below. Shareholders should review the tax information in the Fund’s Prospectus and Statement of Additional Information and should consult their tax advisors regarding the specific tax consequences to them of participating in the repurchase offer, including state, local and foreign tax consequences.

A repurchase of Shares pursuant to the repurchase offer will be treated as a taxable sale or exchange of the Shares for federal income tax purposes if either (a) the tendering shareholder tenders all of his/her Shares or meets numerical safe harbors with respect to percentage voting interest and reduction in ownership of the Fund following the completion of the repurchase offer or (b) the tender otherwise results in a “meaningful reduction” of a shareholder’s ownership percentage interest in the Fund, which determination depends on a shareholder’s particular facts and circumstances. The Fund intends to take the position that shareholders tendering Shares will qualify for sale or exchange treatment for federal income tax purposes. If the transaction is so treated, any gain or loss recognized by a shareholder generally will be capital gain or loss if the Shares tendered are held by the shareholder as a capital asset, as short-term capital gain or loss if such Shares have been held for one year or less, and as long-term capital gain or loss if such Shares have been held for more than one year. Under the “wash sale” rules under the Code, loss recognized on Shares sold pursuant to the repurchase offer will ordinarily be disallowed to the extent the shareholder acquires other shares of the Fund or substantially identical stock or securities within 30 days before or after the date the tendered Shares are purchased pursuant to the repurchase offer and, in that event, the basis and holding period of the shares acquired will be adjusted to reflect the disallowed loss.

If the repurchase of Shares pursuant to the repurchase offer is not treated as a sale or exchange for federal income tax purposes, the amount received upon such repurchase will be treated for federal income tax purposes as a distribution from the Fund that will be taxable as a dividend to the extent of the Fund’s current or accumulated earnings and profits for the year in which the repurchase occurs. Any balance will be treated as a return of capital to the extent of the shareholder’s tax basis in his/her Shares and thereafter as capital gain. In the event that a tendering shareholder is deemed to receive a dividend as a result of tendering his/her Shares, it is possible that shareholders whose percentage ownership of the Fund increases as result of the tender will be deemed to receive a constructive distribution from the Fund. Such constructive distribution will be treated as a dividend to the extent of the Fund’s current or accumulated earnings and profits.

The Fund will pay all share transfer taxes, if any, payable on the transfer to it of Shares repurchased pursuant to the Offer. If, however, (a) payment of the Purchase Price is to be made to any person other than the registered owner(s), or (b) (in the circumstances permitted by the Offer) unpurchased Shares are to be registered in the name(s) of any person other than the registered owner(s), then the amount of any transfer taxes (whether imposed on the registered owner(s) or such other persons) payable on account of the transfer to such person(s) will be deducted from the Purchase Price by the Transfer Agent unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

11. Documents in Proper Form. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Fund in its sole discretion, whose determination shall be final and binding on all parties. The Fund reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for any Shares which may, in the opinion of the Fund’s counsel, be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in tender of any particular Shares or any particular shareholder, and the Fund’s interpretations of the terms and conditions of the Offer will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Fund shall determine. Tendered Shares will not be accepted for repurchase unless all defects and irregularities have either been cured within such time or waived by the Fund. None of the Fund, Thrivent Asset Management, LLC, Thrivent Financial Investor Services Inc., Thrivent Distributors, LLC, or any other entity or person shall be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice. The Fund, Thrivent Financial Investor Services Inc., and Thrivent Distributors, LLC will not be liable for any loss incurred in the event that the Fund accepts unauthorized telephone instructions or repurchase requests that the Fund reasonably believes to be genuine.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering Shares. Each shareholder must make an independent decision whether to tender Shares and, if so, how many Shares to tender. No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this Offer. No person has been authorized to give any information or to make any representations in connection with the Offer other than those contained herein, in the Repurchase Offer Notice, in the Repurchase Request Form or in the Fund’s Prospectus.

For a copy of the Fund’s Prospectus or for other information, visit thriventintervalfunds.com, call the Interaction Center at 800-847-4836, or contact your Authorized Intermediary or financial professional.

Dated: February 18, 2022

Thrivent Funds

Repurchase Offer Request

*To request a repurchase due to the death of an account owner, please also complete form MF34914 or MF34915

Section 1 - General Information

           This section is required. Provide the names of the account owners for the fund you wish to request a repurchase.

Name of owner (print first, middle, and last name)	Date of birth
Name of joint owner (print first, middle, and last name)	Date of birth
Existing Thrivent Funds account number(s)

Section 2 - Repurchase Amount

             This section is required. Provide the amount of the repuchase request. Select only one option.

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date.

I understand that this quarterly repurchase offer is limited to the percent of the Fund’s outstanding shares identified in the repurchase notice provided with this form. I understand that if the offer is oversubscribed, the Fund may not repurchase the full amount of the shares that I am requesting, in which case the Fund will repurchase shares on a pro rata basis.

The Repurchase Offer Request form must be returned to Thrivent Interval Funds at the address provided below.

Shares Tendered (select one option and fill in number or dollar amount as appropriate)

☐ Full tender - Tender all shares in my account. A closeout fee for retirement accounts may apply.

☐ Partial tender - Tender                          shares from my account.

☐ Dollar amount - Tender enough shares to net $                                .

Section 3 - Distribution Options

             This section is required. Select the method in which the funding should be sent. Select only one option.

☐ Distribute by check to registered account address

    ☐ Overnight delivery - available when distributing to registered account address and other payee (a fee will apply).

    ☐ Yes     ☐  No     Is a signature upon receipt of overnight delivery required?

☐ Distribute by electronic funds transfer - complete bank information below

    ☐ Direct deposit to a bank

    ☐ Wire to a bank - a fee will be charged against your account.

     Name of bank

     Name of bank account owner

     Name of joint bank account owner

MF29974	Page 1 of 5	R6-20

Type of account ☐ Checking ☐ Savings	Routing number	Account number

I authorize Thrivent Financial Investor Services Inc. to: 1) make electronic deposits, withdrawals and corrections to my bank account that comply with U.S. law; 2) act on this authorization until I revoke it by contacting Thrivent Funds; 3) apply this authorization to any future bank accounts I may designate; 4) make administrative changes to this authorization which I request such as date or amount changes; 5) release any and all information related to this authorization to the third party account/contract owner, and 6) act upon electronic deposit instructions I provide to my representative.

☐	Distribute by check to other payee - Additional validation required, see Disclosures
	Name (print first, middle, and last name)	Account number
For the benefit of (print first, middle, and last name)

Address	City
	State	ZIP code

☐	Distribute to another Thrivent product
	Contract/Policy/Financial Planning agreement number	Premium amount	Loan repayment amount	For IRA contributions, provide tax year

☐	Distribute to a Thrivent Mutual Fund
Account number to distribute to*
*If opening a new Mutual Fund account, a Thrivent Mutual Funds Application must be completed and submitted with this form. (MF29028, MF29028IRA, MF29028EDU)

Section 4 - Cost Basis Override for Transaction (Non-Retirement Accounts only)

            This section is optional. See Disclosures for additional information.

The cost basis method elected for your account will be used on the repurchase unless you indicate otherwise. If average cost was elected, you cannot override the cost basis method on a transaction basis.

Fund Name (Indicate “ALL” if election applies to all accounts)	First-In, First-Out (FIFO)	Last-In, First-Out (LIFO)	High Cost	Low Cost	Gain/Loss Utilization
	☐	☐	☐	☐	☐
	☐	☐	☐	☐	☐
	☐	☐	☐	☐	☐
	☐	☐	☐	☐	☐

MF29974	Page 2 of 5	R6-20

Section 5 - Notification for Federal and State Income Tax Withholding (Retirement Accounts only)

This section is required for retirement accounts. Select and provide the amount of federal and state withholding that should be taken. If no box is checked, federal (10%) and possibly state income tax will be withheld.

Federal Tax Withholding (must be at least 10%):

☐ Do not withhold federal income tax

☐ Withhold federal income tax amount of $                         or             %

State Tax Withholding:

☐ Do not withhold state income tax*

☐ Withhold the applicable state income tax amount of $                         or             %

Residents of Connecticut - submit the Form CT-W4P to indicate your withholding election with this form. If you do not submit Form CT-W4P with this form, Thrivent will use your most recently-submitted CT-W4P, if one is on file. If you do not submit Form CT-W4P with this form and you have not previously submitted Form CT-W4P, the maximum rate will be withheld.

*If your state requires withholding, we will withhold at your state’s minimum rate unless you indicate a higher rate.

Any tax withholding should be:

☐ Added to the amount requested (net).

☐ Subtracted from the amount requested (gross).

Unless otherwise indicated on this form, state and/or federal income taxes will be subtracted from the distribution amount requested (gross).

Section 6 - Validation

            Certain cash distributions require signature validation. Please see Disclosures for additional information.

Medallion Signature Guarantee Seal or Notary Seal

Section 7 - Agreements and Signatures

           Signatures of at least one account owner is required.

I certify that I have received, read, and agree to the Disclosures at the end of this form and any other disclosures contained in this form.

Signature of primary owner/conservator/guardian/custodian/trustee/authorized person	Date signed

X
Signature of joint owner/additional conservator/additional trustee/additional authorized person	Date signed

X
Signature of joint owner/additional conservator/additional trustee/additional authorized person	Date signed

X

MF29974	Page 3 of 5	R6-20

Mail completed form to:

Regular Mail:	Express Mail:	Fax:	Phone:
Thrivent Interval Funds	Thrivent Interval Funds	866-278-8363	800-847-4836
PO Box 219348	430 W 7th St
Kansas City, MO 64121-9348	Kansas City, MO 64105

MF29974	Page 4 of 5	R6-20

Disclosures of Distribution Request

For internal product-to-product transfers only - Unless otherwise indicated herein, I intend the requested transfer(s) from the distributing fund/account(s) to become effective only if and when:

•

Thrivent Financial Investor Services Inc. and its’ affiliates have approved the application of the amount(s) requested to the receiving fund/account(s), as described above, or, if not, as I subsequently agree to accept; and

•

With respect to any receiving fund/account(s) that I have applied for, as described above, Thrivent Financial Investor Services Inc. and its’ affiliates have approved the issuance of the receiving fund/account(s), as applied for or, if not, as I subsequently agree to accept.

Premature Distributions

I understand an Internal Revenue Service (IRS) premature distribution penalty may apply to withdrawals if I am under age 59 1/2.

Distribution Options

If a distribution option is not selected we will send a check to the address of record on the account. For Proceeds from Broker and Barter Exchange Transactions (IRS Form 1099-B) reportable accounts cost basis will be applied to the transaction and fees associated with expedited distribution methods.

Notification for Federal and State Income Tax Withholding

You are liable for federal and state income tax, where applicable, on the taxable portion of your distribution even if you elect no withholding. Except where prohibited by federal and/or state law, you can elect: 1) no withholding; 2) withholding at the minimum federal and state rates; or 3) withholding at a rate higher than the minimum rates. You may be subject to tax penalties under the estimated tax payment rules if your payments of estimated tax and withholding, if any, are not adequate. Check with your tax advisor to determine if withholding is necessary.

Mandatory Tax - Distributions from a 403(b) or qualified retirement plan that are eligible for rollover and are not directly rolled over are subject to mandatory 20% federal tax withholding. Refer to the 403(b) and Qualified Plan Distribution Disclosure (9972) for more information. If your distribution is subject to mandatory 20% federal tax withholding, your distribution may also be subject to mandatory state tax withholding.

Validation

For your protection, validation of your identity is requested.

Redemption/disbursement transactions:

a.	Value of $500,000 or more will require a Medallion Signature Guarantee.
b.	Greater than $99,999 and up to $499,999 will require one of the following forms of validations:
•	Your notarized signature
•	An original Medallion Signature Guarantee; or
•	An attestation of your signature by your Thrivent Financial financial representative
c.

Greater than $9,999, less than $99,999, and the address of record changed within the prior 15 days will require an attestation of your signature by your Thrivent Financial financial representative, your notarized signature or an original Medallion Signature Guarantee.

d.

Greater than $9,999, less than $99,999, and the bank information provided has been on record for less than 15 days will require an attestation of your signature by your Thrivent Financial financial representative, your notarized signature or an original Medallion Signature Guarantee.

e.

Any request to send proceeds to an address other than the one listed on your account, and/or request to make proceeds payable to someone other than the account owner require one of the following forms of validation:

•	Your notarized signature
•	An original Medallion Signature Guarantee; or
•	An attestation of your signature by your Thrivent Financial financial representative

A Notary Public or Medallion Signature Guarantee may generally be obtained at any national bank.

MF29974	Page 5 of 5	R6-20